Scudder
International Growth Fund

Semiannual Report
February 28, 1999

No-Load Funds

A fund seeking long-term capital appreciation through investment primarily in equity securities of foreign companies with high growth potential.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                        Scudder International Growth Fund
--------------------------------------------------------------------------------
Date of Inception:  9/1/98         Total Net Assets as of 2/28/99: $4.5 million
--------------------------------------------------------------------------------


o Rallies in the overseas markets helped Scudder International Growth Fund post a gain of 11.91% during the reporting period.


o The Fund continues to use fundamental analysis to uncover companies with favorable growth prospects in Europe, Asia, and Latin America.


o Management found opportunities in companies poised to benefit from the trends toward restructuring and outsourcing in Europe. In addition, they sought to take advantage of the attractive valuations in the emerging markets.

                                Table of Contents

   3  Letter from the Fund's Chairman     19  Notes to Financial Statements
   4  Performance Update                  22  Report of Independent Accountants
   5  Portfolio Summary                   23  Shareholder Meeting Results
   6  Portfolio Management Discussion     24  Officers and Directors
   9  Investment Portfolio                25  Investment Products and Services
  15  Financial Statements                26  Scudder Solutions
  18  Financial Highlights



                     2 - Scudder International Growth Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     Significant changes have taken place in the international markets during the past six months. In Europe, the launch of the new currency has been one of several catalysts fueling the ongoing evolution of the corporate culture. In Asia, the economic crisis has forced many corporations to begin the long-overdue process of restructuring, and in Brazil, the currency devaluation has awakened the government to the importance of fiscal reforms. Such events, while often a source of market volatility, can also present astute investors with the opportunity to invest in companies that are well-positioned for the new economy.

     The management team of Scudder International Growth Fund seeks to take advantage of these opportunities by investing in a diversified portfolio of growth stocks from Europe, Asia, and Latin America. Using the fundamental research of Scudder's experienced team of international analysts, management strives to uncover companies that possess a catalyst for strong future growth, yet are selling at attractive valuations. For more information on their investment strategy, please turn to the Portfolio Management Discussion on page 6.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder International Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.


     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder International Growth Fund


                     3 - Scudder International Growth Fund

                   Performance Update as of February 28, 1999

---------------------
Fund Index Comparison
---------------------
                           Total Return
----------------------------------------------------
Period Ended    Growth of
2/28/99         $10,000      Cumulative
----------------------------------------------------
Scudder International Growth Fund
----------------------------------------------------
Life of Fund*  $  11,191       11.91%
----------------------------------------------------
MSCI All Country World excluding U.S. Index
----------------------------------------------------
Life of Fund*  $  11,526       15.26%
----------------------------------------------------
* The Fund commenced operations on September 1, 1998.

------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

            MSCI All Country World    Scudder International
            excluding U.S.Index       Growth Fund
            ----------------------    ---------------------

      9/1/98*      10000                      10000
        9/98        9795                       9942
       10/98       10821                      10433
       11/98       11401                      10925
       12/98       11787                      11334
        1/99       11775                      11518
        2/99       11526                      11191

MSCI All Country World excluding U.S. Index is a regional or composite index consisting of developed and emerging market countries.


---------------------------------
Returns and Per Share Information
---------------------------------

Period ended February 28

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                    1999
----------------------------------------------------------
Net Asset Value                  $ 13.36
----------------------------------------------------------
Income Dividends                 $   .07
----------------------------------------------------------
Capital Gains Distributions      $    --
----------------------------------------------------------
Fund Total Return (%)              11.91
----------------------------------------------------------
Index Total Return (%)             15.26
----------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been lower.


                     4 - Scudder International Growth Fund

                    Portfolio Summary as of February 28, 1999

------------------------------
Geographical
(Excludes 8% Cash Equivalents)
------------------------------

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE:

CHART DATA:

       Europe                               76%
       Pacific Basin                        17%
       Latin America                         7%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   Despite slowing growth in the region, Europe continued to provide attractive investment opportunities.

------------------------------
Sectors
(Excludes 8% Cash Equivalents)
------------------------------

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE:

CHART DATA:

       Financial                            17%
       Communications                       13%
       Manufacturing                        12%
       Technology                           10%
       Consumer Discretionary                8%
       Media                                 8%
       Service Industries                    6%
       Health                                6%
       Consumer Staples                      5%
       Other                                15%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   Sector weightings are not the result of top down analysis;
   instead, they reflect a higher proportion of companies with favorable growth profiles in these industries.

---------------------------
Ten Largest Equity Holdings
(15% of Portfolio)
---------------------------

     1.  Natsteel Electronics Ltd.
         Manufacturer of computer peripheral,
         telecommunication and network products
     2.  JOT Automation Group Oyj
         Developer and manufacturer of high
         technology production automation
         systems and equipment
     3.  Vodafone Group PLC
         Provider of mobile telecommunication
         systems
     4.  Equant NV
         Provider of international data network
         services
     5.  Indah Kiat Pulp & Paper
         Producer of pulp and paper
     6.  Suez Lyonnaise des Eaux
         Water utility
     7.  APP Global Finance Ltd.
         Producer of pulp and paper
     8.  National Bank of Greece S.A.
         Full service bank
     9.  British Telecom PLC
         Telecommunication services
    10.  Mannesmann AG
         Diversified construction and
         technology company

    Using the fundamental research of Scudder's international analysts, we invest in reasonably valued companies that possess catalysts for strong growth.


For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                     5 - Scudder International Growth Fund

                         Portfolio Management Discussion

We asked Joan R. Gregory, portfolio manager of Scudder International Growth Fund, to discuss the overseas market environment and Scudder's investment strategy in the period from September 1, 1998, to February 28, 1999.

Q:  How would you characterize market conditions of the past six months?

A: For growth investors who have maintained diversified exposure among several different regions, the environment has been generally positive. Among the areas where we invest, Europe provided the strongest performance. In that region, concerns about sluggish economic growth have been offset by the many favorable developments taking place on the corporate level, such as restructuring, consolidation, and cost cutting. In addition, falling interest rates have provided a positive backdrop for equities. European stocks posted strong gains over the full six months as a result, although the concerns about slowing growth hampered the ascent of stock prices in the final two months of the period. Elsewhere, ongoing economic difficulties in the less developed regions dampened returns during the full period, although many stock markets rallied strongly off of their October lows. While the crises in the emerging markets has proven challenging for investors, it has also provided the opportunity to purchase shares of growing companies at what we believe to be bargain prices.

Although attempts to make generalizations about the foreign markets can often lead to inaccuracies, it is important to note that investors tended to favor growth stocks in this period, particularly the larger, established companies. In an environment where commodity prices have been weak and the economies of so many countries have been struggling, corporate profits have suffered. As a consequence, investors have focused on growth companies that are perceived to have the most reliable earnings, at the expense of smaller companies and value stocks. While this trend does not represent a permanent shift, it has worked to the benefit of growth investors during this period.

Q:  How did the Fund perform in this environment?

A: The Fund posted a total return of 11.91%, which trailed the 15.26% return of its unmanaged benchmark, the MSCI All Country World (ex U.S.) Growth Index. When assessing the Fund's performance, it is important to keep in mind that new funds generally commence operations with a large cash position that needs to be put to work gradually. For this reason, the Fund was only partially invested in stocks when the markets were rallying off of their lows early in the period. Going forward, we expect to remain as close to fully invested as possible.

Q:  How do you select stocks for the Fund?

A: We utilize a unique approach designed to provide investors with access to the best ideas of Scudder's regional experts. At the same time, we maintain a neutral approach to allocating assets among regions by matching our weightings in Europe, Asia, and Latin America to the weightings in the Lipper international fund peer group average. These weightings are rebalanced each month to ensure that our allocation remains substantially similar to the benchmark's even as short-term market fluctuations affect the portfolio. The purpose of this strategy is to increase the impact of individual stock selection by eliminating


                     6 - Scudder International Growth Fund

"top-down" considerations from the decision making process.

Next, we draw upon the research capabilities of Scudder's team of international analysts to create a diversified portfolio of growth companies that we believe are positioned for long-term outperformance. Using intensive fundamental research, we search for companies with catalysts for growth, such as a dominant market position or an expanding brand franchise. To identify the stocks most likely to outperform, we look for companies with strong financial positions and high quality management teams capable of profiting from the rapid changes taking place in the global marketplace. Conversely, we seek to avoid stocks whose fundamentals are showing signs of deterioration, or whose valuations are becoming excessively rich. Any changes in the Fund's country allocations or sector weightings are not the result of top-down analysis; instead, they reflect a higher proportion of companies with favorable growth profiles in these areas.

Q:  Has your quest for growth led you to uncover certain investment themes?

A: Yes. Our large weighting in European equities reflects the many drivers of growth that are currently at work in the area. The most important theme we are focusing on is the trend toward restructuring and outsourcing. In France, for instance, we have invested in Altran, a firm that hires out its 3,000-plus highly trained engineers to companies that wish to accelerate their R&D without incurring the significant expenses associated with permanent employees. We believe that Altran is ideally positioned to benefit from the broader changes taking place in Europe's labor market. In the U.K., we own shares of Pearson, a diversified conglomerate that has been hurt in the past by poor management. Now, a new management team has taken over and refocused the company by spinning off nonproductive assets and instituting clear and measurable financial targets. We feel that by selecting companies with positive growth catalysts such as these, we are improving our chances of outperforming the benchmark over the long term.

Q:  Are you finding that value is emerging in the developing countries?

A: Yes -- one upside to the crises in the emerging markets is that the strongest companies have had the opportunity to strengthen their positions at the expense of the marginal players. In spite of this fact, the violent market selloffs have, in many cases, taken down the stock prices of the good companies as well as the bad. In the telecommunications sector, for example, growth has remained strong as the demand for voice and data traffic in the emerging markets has exploded. When the stock prices of companies such as Telmex (of Mexico) and Telefonica de Argentina came under pressure as a result of dips in the broader Latin markets, we took advantage of the opportunity to purchase shares at reasonable prices. Telmex has demonstrated impressive cash flows and financial stability in an extremely difficult environment. Faced with 19% inflation, a decline of the peso, and the competitive opening of Mexico's long distance market, the company still managed to grow its dollar-denominated cash flow by 17% in 1998.


                     7 - Scudder International Growth Fund

In Asia, we own shares of Indah Kiat and Asia Pulp and Paper (AP&P), two of the lowest cost producers of paper products in the world. Cyclical stocks such as these suffered during the crisis in the Pacific markets, but the drop represented an opportunity for long-term investors to buy these companies at very attractive valuations. We believe that the companies that have demonstrated the ability to prosper in the bad times, such as Telmex and AP&P, will be positioned for outperformance once the emerging market economies turn around.

Q:  What is your outlook for the international markets?

A: We believe that low interest rates and the positive forces of change unfolding in all parts of the world should continue to provide a positive backdrop for stocks, even after their solid performance of the last six months. Regardless of what is taking place in the markets, however, our focus is on uncovering the best growth stocks available. Over the long term, we believe that a strategy that seeks to find companies with strong earnings growth and positive catalysts for change will be highly beneficial for investors.


                     8 - Scudder International Growth Fund

                  Investment Portfolio as of February 28, 1999

                                                                                                Principal            Market
                                                                                             Amount ($) (c)         Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 7.6%
------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenerette, 4.75%, 2/26/1999, to be
  repurchased at $338,134 on 3/1/1999, collatralized by a $336,000 U.S. Treasury Note,                             -----------
  3.625%, 1/15/2008 (Cost $338,000) .....................................................        338,000               338,000
                                                                                                                   -----------
Convertible Bonds 1.3%
------------------------------------------------------------------------------------------------------------------------------

Indonesia
                                                                                                                   -----------
APP Global Finance Ltd., 2%, 7/25/2000 (Producer of pulp and paper) (Cost $55,468) ......         79,000                59,250
                                                                                                                   -----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 91.1%
------------------------------------------------------------------------------------------------------------------------------

Argentina 1.7%

Telecom Argentina SA "B" (ADR) (Telecommunication services) .............................          1,020                27,604

Telefonica de Argentina SA "B" (ADR) (Telecommunication services) .......................          1,020                29,835

YPF SA "D" (ADR) (Petroleum company) ....................................................            600                17,400
                                                                                                                   -----------
                                                                                                                        74,839

Brazil 2.1%

Banco Itau S.A. (pfd.) (Bank) ...........................................................         40,000                13,783

Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) ..............         35,000                12,988

Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) ....................      1,000,000                12,916

Embratel Participacoes S.A.(pfd.) (Telecommunications services)* ........................      1,600,000                21,590

Petroleo Brasileiro S.A. (pfd.) (Petroleum company) .....................................        250,000                19,411

Telecomunicacoes de Sao Paulo S.A. (pfd.) (Telecommunication services) ..................        140,000                12,824
                                                                                                                   -----------
                                                                                                                        93,512
                                                                                                                   -----------
China 1.9%

Beijing Datang Power Generation Co., Ltd. "H" (Owner and operator of coal-fired electric
  power plants) .........................................................................        100,000                21,943

Jiangsu Expressway Co., Ltd. "H" (Traffic management company) ...........................         88,000                18,174

Shenzhen Expressway Co. "H" (Highway developer) .........................................        112,000                20,528

Zhejiang Expressway Co., Ltd. "H" (Road construction and management) ....................        142,000                23,094
                                                                                                                   -----------
                                                                                                                        83,739
                                                                                                                   -----------
Denmark 0.5%

Unidanmark A/S "A" (Registered) (Bank holding company) ..................................            300                21,367
                                                                                                                   -----------

Finland 5.4%

Fortum Corp. (Provider of a full range of energy related services)* .....................          9,425                50,527

JOT Automation Group Oyj (Developer and manufacturer of high technology production
  automation systems and equipment) .....................................................          1,500                69,044


    The accompanying notes are an integral part of the financial statements.

                     9 - Scudder International Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)

------------------------------------------------------------------------------------------------------------------------------

Nokia AB "A" (Manufacturer of telecommunication systems and equipment) ..................            416                56,942

Pohjola Insurance Co., Ltd. "B" (Insurance company) .....................................            700                38,449

Tieto Corp. "B" (Manufacturer of computer software) .....................................            600                24,058
                                                                                                                   -----------
                                                                                                                      239,020
                                                                                                                   -----------
France 14.7%

AXA SA (Insurance group providing insurance, finance and real estate services) ..........            241                31,452

Altran Technologies, SA (Engineering and consulting services) ...........................             95                26,143

Canal Plus (Leading pay television network) .............................................            150                46,897

Cap Gemini Sogeti SA (Software consultants) .............................................            252                43,601

Castorama-Dubois Investissements (Retailer specializing in home repair) .................            167                35,224

Compagnie Financiere de Paribas (Financial services conglomerate) .......................             52                 4,484

Elf Aquitaine SA (Petroleum company) ....................................................            340                35,483

Etablissements Economiques du Casino Guichard-Perrachon SA (Operator of supermarkets and
  convenience stores) ...................................................................            243                22,344

Galeries Lafayette (Group of department stores and supermarkets chains) .................             24                24,889

L'Air Liquide (Leading producer of industrial gases) ....................................            192                28,643

Lagardere S.C.A. (Holding company with interests in publishing, defense, audiovisual production
  and services, telecommunications and media) ...........................................            740                28,452

Publicis SA (International advertising company) .........................................            194                32,607

Rexel SA (Distributor of electrical equipment) ..........................................            334                27,445

Rhone-Poulenc SA "A" (Medical, agricultural and consumer chemicals) .....................            758                34,765

Sanofi SA (Researcher and manufacturer of health care products and beauty aids) .........             80                14,088

Scor SA (Property, casualty and life reinsurance company) ...............................            642                33,042

Suez Lyonnaise des Eaux SA (Water utility) ..............................................            301                60,214

Synthelabo SA (Pharmaceutical and biomedical company) ...................................            178                41,259

Television Francaise SA (Television broadcasting) .......................................            173                30,978

Vivendi SA (Water utility) ..............................................................            205                53,486
                                                                                                                   -----------
                                                                                                                      655,496
                                                                                                                   -----------
Germany 7.7%

Allianz AG (Multi-line insurance company) ...............................................            101                30,634

DaimlerChrysler AG (Worldwide designer, manufacturer and marketer of automobiles, trucks
  and other vehicles) ...................................................................            290                27,127

Douglas Holding AG (Marketer of a broad range of high-end retail products) ..............            492                23,457

Mannesmann AG (Diversified construction and technology company) .........................            424                56,966

Marschollek Lautenschlaeger und Partner AG (pfd.) (Leading independent life insurance
  company) ..............................................................................             97                52,214

Metro AG (Operator of building, clothing and food stores and supermarkets) ..............            735                51,999


    The accompanying notes are an integral part of the financial statements.

                     10 - Scudder International Growth Fund

                                                                                                                      Market
                                                                                                 Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------

Schering AG (Pharmaceutical and chemical producer) ......................................            294                37,820

Siemens AG (Leading electrical engineering and electronics company) .....................            454                28,678

VEBA AG (Electric utility, distributor of oil and chemicals) ............................            200                10,678

VIAG AG (Provider of electrical power and natural gas services, aluminum products, chemicals,
  ceramics and glass) ...................................................................             45                24,040
                                                                                                                   -----------
                                                                                                                       343,613
                                                                                                                   -----------

Greece 3.3%

Alpha Credit Bank (Commercial bank) .....................................................            300                34,473

National Bank of Greece S.A. (Full service bank) ........................................            800                58,571

Panafon Hellenic Telecom SA (Provider of mobile telephone services) .....................          1,760                56,195
                                                                                                                   -----------
                                                                                                                       149,239
                                                                                                                   -----------
Hong Kong 3.6%

Citic Pacific Ltd. (Diversified holding company) ........................................         18,000                31,365

Esprit Holdings Ltd. (Designer and manufacturer of high quality fashion products) .......        114,500                46,554

New World Development Co., Ltd. (Property investment and development, construction and
  engineering, hotels and restaurants, telecommunications) ..............................         26,450                48,820

SmarTone Telecommunications Holdings Ltd. (Cellular communication services) .............         13,000                35,153
                                                                                                                   -----------
                                                                                                                       161,892
                                                                                                                   -----------
India 1.0%

Aptech Ltd. (New shares) (Provider of professional education services) (b) ..............          2,300                43,112
                                                                                                                   -----------
Indonesia 1.7%

Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper)* ..............        266,500                63,327

Indorama Synthetics (Foreign registered) (Producer of polyester yarn, fiber and fabric)*         124,500                13,736
                                                                                                                   -----------
                                                                                                                        77,063
                                                                                                                   -----------
Ireland 1.8%

ESAT Telecom Group PLC (ADR) (Provider of telecommunication services)* ..................            400                18,800

Elan Corp. PLC (ADR) (Research and development of drug delivery technology)* ............            440                33,743

Irish Permanent PLC (Retail financial services group) ...................................          1,801                28,688
                                                                                                                   -----------
                                                                                                                        81,231
                                                                                                                   -----------
Italy 9.0%

Alleanza Assicurazioni SpA (Life insurance company) .....................................          1,900                20,372

Assicurazioni Generali SpA (Life and property insurance company) ........................          1,300                50,270

Banca Popolare di Brescia SpA (Cooperative bank) ........................................          1,700                52,104

Banca di Roma SpA (Commercial and savings bank) .........................................         16,300                23,636

Finmeccanica SpA (Designer and developer of commercial and military aircraft, space systems
  and air defense systems)* .............................................................         22,300                25,478

Gruppo Editoriale L'Espresso SpA (Publisher) ............................................          3,900                46,914

    The accompanying notes are an integral part of the financial statements.

                     11 - Scudder International Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Istituto Bancario San Paolo di Torino SpA (Commercial bank) .............................          1,900                33,187

La Rinascente SpA di Risparmio (Department store chain) .................................          7,700                33,582

Mediaset SpA (Broadcasting and television networks) .....................................          2,000                18,895

Seat Pagine Gialle SpA di Risparmio (Publisher of telecommunications directories and
  provider of advertising services) .....................................................         59,000                56,389

Telecom Italia SpA (Cellular telecommunications services) ...............................          5,700                38,510

Unione Immobiliare SpA (Owner of a portfolio of real estate) ............................          7,900                 4,383
                                                                                                                   -----------
                                                                                                                       403,720
                                                                                                                   -----------

Korea 0.8%

Korea Data System Co., Ltd. (Manufacturer and exporter of computer monitors)* ...........            300                 3,727

Medison Co., Ltd. (Producer of medical equipment) .......................................          3,500                32,897
                                                                                                                   -----------
                                                                                                                        36,624
                                                                                                                   -----------

Mexico 2.4%

CIFRA SA de CV "C" (Discount retailer) ..................................................          7,500                 9,589

Fomento Economico Mexicano, SA de C.V. (ADR) (Producer of beer, soft drinks and
  mineral water) ........................................................................          1,000                26,313

Grupo Continental, SA (Producer and distributor of soft drinks, sugar, mineral water) ...          9,000                22,380

Grupo Modelo SA "C" (Leading brewery) ...................................................         10,000                22,249

Telefonos de Mexico SA de C.V. "L" (ADR) (Telecommunication services) ...................            500                28,594
                                                                                                                   -----------
                                                                                                                       109,125
                                                                                                                   -----------

Netherlands 4.7%

Akzo Nobel NV (Producer and marketer of healthcare products, coatings, chemicals and fibers)         750                28,466

Equant NV (Provider of international data network services)* ............................            890                64,236

Getronics NV (Provider of computer installation and maintenance services) ...............            580                25,327

Laurus NV (International food retailer) .................................................            970                27,705

United Pan-Europe Communications NV (Provider of television and telecommunication
  services)* ............................................................................            710                26,480

Vedior NV CVA (Temporary employment services) ...........................................            950                20,194

Vendex NV (Operator of department stores and specialty stores) ..........................            744                19,943
                                                                                                                   -----------
                                                                                                                       212,351
                                                                                                                   -----------

Portugal 1.1%

BPI - SGPS SA (Registered) (Bank) .......................................................            950                32,999

Jeronimo Martins SA (Food producer and retailer) ........................................            450                18,365
                                                                                                                   -----------
                                                                                                                        51,364
                                                                                                                   -----------

Singapore 2.4%

Natsteel Electronics Ltd. (Manufacturer of computer peripheral, telecommunication and
  network products) .....................................................................         34,000                94,735


    The accompanying notes are an integral part of the financial statements.

                     12 - Scudder International Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Pacific Internet Ltd. (Provider of internet access services to Asia and
     Pacific market)* ...................................................................            400                11,950
                                                                                                                   -----------
                                                                                                                       106,685
                                                                                                                   -----------

Spain 6.3%

Argentaria SA (Bank) ....................................................................          1,422                34,055

Autopistas del Mare Nostrum SA (Registered) (Builder and operator of toll motorways) ....          1,000                25,486

Cia Sevillana de Electricidad SA (Supplier of electrical power and services in
     southern Spain) ....................................................................          1,000                14,171

Compania Telefonica Nacional de Espana SA (Telecommunication services) ..................            887                40,536

Cortefiel, SA (Owner and operator of various retail clothing stores) ....................          1,400                36,435

Dragados & Construcciones, SA (Construction company) ....................................          1,000                38,669

Fomento de Construcciones y Contratas SA (Infrastructure construction and
  property development) .................................................................            200                14,193

Gas Natural SDG, SA (Natural and manufactured gas distributor) ..........................            150                14,921

Tabacalera SA "A" (Manufacturer and distributor of tobacco products) ....................          1,720                38,622

TelePizza, SA (Operator of fast food restaurants)* ......................................          3,250                26,599

                                                                                                                   -----------
                                                                                                                       283,687
                                                                                                                   -----------

Switzerland 1.9%

Novartis AG (Bearer) (Pharmaceutical company) ...........................................             12                21,028

Novartis AG (Registered) ................................................................             14                24,552

Swisscom AG (Registered) (Operator of telecommunication networks and network application
  services)* ............................................................................             94                37,159
                                                                                                                   -----------
                                                                                                                        82,739
                                                                                                                   -----------

Taiwan 3.6%

ASE Test Ltd. (Testing services to semiconductor manufacturers)* ........................          1,300                52,813

Delta Electronic Industrial Co. (Manufacturer of power supply equipment) ................         11,000                26,602

Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic connectors, cable assemblies
  and memory chips) .....................................................................          6,000                29,021

Winbond Electronics Corp. (GDR) (Designer, manufacturer and retailer of integrated circuits
  and related products)* ................................................................          3,800                51,490
                                                                                                                   -----------
                                                                                                                       159,926
                                                                                                                   -----------

United Kingdom 13.5%

Aegis Group PLC (Leading independent media services group) ..............................         21,420                41,202

Avis Europe PLC (Car rental services) ...................................................          7,803                32,145

BOC Group PLC (Producer of industrial gases) ............................................          2,570                34,810

Bank of Scotland PLC (Bank) .............................................................          1,230                17,728

British Telecom PLC (Telecommunication services) ........................................          3,300                57,156

Carlton Communications PLC (Television post production products and services) ...........          1,810                17,843

Compass Group PLC (International catering group) ........................................          2,991                36,869


    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder International Growth Fund

                                                                                                                      Market
                                                                                                 Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Flextech PLC (Broadcaster of entertainment programs)* ...................................          3,200                39,958

Glaxo Wellcome PLC (Pharmaceutical company) .............................................          1,157                36,944

Granada Group PLC (Television systems and broadcast, travel and leisure services) .......          1,795                36,110

Marks & Spencer, PLC (Retailer of consumer goods and foods) .............................          1,922                12,970

Orange PLC (Operator of digital mobile telephone network)* ..............................          2,505                36,259

Pearson PLC (Diversified media and entertainment holding company) .......................          2,193                48,159

Reed International PLC (Publisher of scientific, professional and business to
     business materials) ................................................................          4,140                39,817

SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) ..........          2,635                37,275

Vodafone Group PLC (Provider of mobile telecommunication systems) .......................          3,753                68,892

Zeneca Group PLC (Manufacturer of pharmaceutical and agrochemical products and
  specialty chemicals) ..................................................................            246                10,245
                                                                                                                    ----------
                                                                                                                       604,382

------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $3,596,707)                                                                                4,074,726
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $3,990,175) (a)                                                            4,471,976
------------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security

(a) The cost for federal income tax purposes was $3,990,175. At February 28, 1999, net unrealized appreciation for all securities based on tax cost was $481,801 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $640,764 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $158,963.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $43,112 (.97% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at February 28, 1999 aggregated $29,128. These securities may also have certain restrictions as to resale.

(c)  Principal amount stated in U.S. dollars unless otherwise noted.

    The accompanying notes are an integral part of the financial statements.

                     14 - Scudder International Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of February 28, 1998


Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investment securities, at market (identified cost $3,990,175) .........    $   4,471,976
                  Foreign currency holdings, at market (identified cost $5,163) .........            5,354
                  Receivable for investments sold .......................................           33,175
                  Dividends and interest receivable .....................................            7,246
                  Receivable for Fund shares sold .......................................            4,547
                  Foreign taxes recoverable .............................................              210
                  Due from Adviser ......................................................          111,833
                                                                                             ----------------
                  Total assets ..........................................................        4,634,341
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Due to custodian bank .................................................            1,071
                  Payable for investments purchased .....................................           20,356
                  Payable for Fund shares redeemed ......................................           15,600
                  Other payables and accrued expenses ...................................          143,289
                                                                                             ----------------
                  Total liabilities .....................................................          180,316

                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $   4,454,025
                  -------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated distributions in excess of net investment income
                  (6,962) Unrealized appreciation (depreciation) on:
                     Investments ........................................................          481,801
                     Foreign currency related transactions ..............................              (89)
                  Accumulated net realized gain (loss) ..................................          (39,526)
                  Paid-in capital .......................................................        4,018,801
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $   4,454,025
                  -------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($4,454,025 / 333,271
                     shares of capital stock outstanding, $.01 par value, 100,000,000          -----------
                     shares authorized) .................................................           $13.36
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder International Growth Fund

                             Statement of Operations

                 For the period September 1, 1998 (commencement

                       of operations) to February 28, 1999


Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $1,555) ...................    $      14,187
                  Interest ..............................................................           35,145
                                                                                             ----------------
                                                                                                    49,332
                                                                                             ----------------
                  Expenses:
                  Management fee ........................................................           19,732
                  Services to shareholders ..............................................           18,048
                  Custodian and accounting fees .........................................           78,172
                  Directors' fees and expenses ..........................................           23,555
                  Registration fees .....................................................            7,669
                  Auditing ..............................................................           24,000
                  Reports to shareholders ...............................................            6,318
                  Organization fees .....................................................           12,500
                  Legal .................................................................            7,438
                  Other .................................................................            2,020
                                                                                             ----------------
                  Total expenses before reductions ......................................          199,452
                  Expense reductions ....................................................         (164,916)
                                                                                             ----------------
                  Expenses, net .........................................................           34,536
                  -------------------------------------------------------------------------------------------
                  Net investment income                                                             14,796
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investment securities .................................................          (34,583)
                  Foreign currency related transactions (net of CPMF tax $241) ..........           (4,943)
                                                                                             ----------------
                                                                                                   (39,526)
                                                                                             ----------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investment securities (net of deferred India tax $4,224) ..............          481,801
                  Foreign currency related transactions .................................              (89)
                                                                                             ----------------
                                                                                                   481,712
                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                       442,186
                  -------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $     456,982
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                     16 - Scudder International Growth Fund

                       Statement of Changes in Net Assets


                                                                                             For the Period
                                                                                           September 1, 1998
                                                                                            (commencement of
                                                                                             operations) to
Increase (Decrease) in Net Assets                                                          February 28, 1999
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income .................................................    $      14,796
                  Net realized gain (loss) from investment transactions .................          (39,526)
                  Net unrealized appreciation (depreciation) on investment
                     transactions during the period .....................................          481,712
                                                                                             ----------------
                  Net increase (decrease) in net assets resulting from operations .......          456,982
                                                                                             ----------------
                  Distributions to shareholders from net investment income ..............          (21,758)
                                                                                              ----------------
                  Fund share transactions:
                  Proceeds from shares sold .............................................        7,479,291
                  Net asset value of shares issued to shareholders in reinvestment of
                     distributions ......................................................           21,084
                  Cost of shares redeemed ...............................................       (3,482,774)
                                                                                             ----------------
                  Net increase (decrease) in net assets from Fund share transactions ....        4,017,601
                                                                                             ----------------
                  Increase (decrease) in net assets .....................................        4,452,825
                  Net assets at beginning of period .....................................            1,200
                  Net assets at end of period (including accumulated distributions           ----------------
                     in excess of net investment income of $6,962) ......................    $   4,454,025
                                                                                             ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period .............................              100
                                                                                             ----------------
                  Shares sold ...........................................................          607,134
                  Shares issued to shareholders in reinvestment of distributions ........            1,563
                  Shares redeemed .......................................................         (275,526)
                                                                                             ----------------
                  Net increase (decrease) in Fund shares ................................          333,171
                                                                                             ----------------
                  Shares outstanding at end of period ...................................          333,271
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.

                     17 - Scudder International Growth Fund

                              Financial Highlights


The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                                             For the Period
                                                                                                              September 1,
                                                                                                                  1998
                                                                                                            (commencement of
                                                                                                             operations) to
                                                                                                            February 28, 1999
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                              -----------
Net asset value, beginning of period ...................................................................        $12.00
                                                                                                              -----------
Income from investment operations:
Net investment income ..................................................................................           .05
Net realized and unrealized gain (loss) on investment transactions .....................................          1.38
                                                                                                              -----------
Total from investment operations .......................................................................          1.43
                                                                                                              -----------
Less distributions from:
Net investment income ..................................................................................         (.07)
                                                                                                              -----------
Total distributions ....................................................................................         (.07)
                                                                                                              -----------

                                                                                                              -----------
Net asset value, end of period .........................................................................        $13.36
                                                                                                              -----------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ...................................................................................         11.91**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................................................................             4
Ratio of operating expenses, net to average daily net assets (%) .......................................          1.75*
Ratio of operating expenses before expense reductions, to average daily net assets (%) .................         10.11*
Ratio of net investment income to average daily net assets (%) .........................................           .75*
Portfolio turnover rate (%) ............................................................................            37*

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized

                     18 - Scudder International Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Growth Fund ("the Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.


                     19 - Scudder International Growth Fund

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

The Fund is subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

                      B. Purchases and Sales of Securities

For the period September 1, 1998 (commencement of operations) to February 28, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $4,249,286 and $573,357, respectively.

                     20 - Scudder International Growth Fund

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets computed and accrued daily and payable monthly. The Adviser and certain of its subsidiaries agreed to reimburse or not impose, respectively, all or a portion of their fees payable by the Fund until December 31, 1999 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the period ended February 28, 1999, the Adviser did not impose any of its management fee amounting to $19,732. Further, the Fund's reimbursement due from the Adviser at February 28, 1999 amounted to $111,833.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Directors and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period ended February 28, 1999, SSC did not impose any of its fee amounting to $8,349.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period ended February 28, 1999, SFAC did not impose any of its fee amounting to $25,002.

The Corporation pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the period ended February 28, 1999, Directors' fees and expenses aggregated $23,555.
                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                     21 - Scudder International Growth Fund

                        Report of Independent Accountants


To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Growth Fund:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Growth Fund (the "Fund") at February 28, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period September 1, 1998 (commencement of operations) to February 28, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                 PricewaterhouseCoopers LLP
April 9, 1999


                     22 - Scudder International Growth Fund

                      Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder International Growth Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

          169,261             2,076             4,095               0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

          150,297             6,436             5,303             13,396





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                     23 - Scudder International Growth Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; Private Equity Investor

William H. Luers
Director; Chairman and
President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Managing
Director

Wilson Nolen
Honorary Director; Consultant

Robert G. Stone, Jr.
Honorary Director; Chairman E
meritus of the Board and
Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Philip S. Fortuna*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Sheridan Reilly*
Vice President

Shahram Tajbakhsh*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Treasurer

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                     24 - Scudder International Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     25 - Scudder International Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     26 - Scudder International Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     27 - Scudder International Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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